                                                              EXHIBIT (h)(12)(c)

                   AMENDMENT NO. 10 TO PARTICIPATION AGREEMENT

     Pursuant to the Participation Agreement, made and entered into as of the 13th day of April 1998, and as amended on August 1, 2004, by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect as of October 15, 2004.

                                        AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        By its authorized officers,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MFS VARIABLE INSURANCE TRUST,
                                        on behalf of the Portfolios
                                        By its authorized officer,


                                        By:
                                            ------------------------------------
                                            James R. Bordewick, Jr.
                                            Assistant Secretary


                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                        By its authorized officer,


                                        By:
                                            ------------------------------------
                                            Jeffrey N. Carp
                                            Senior Vice President and General
                                            Counsel

                                                          As of October 15, 2004

                                   SCHEDULE A

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

------------------------------------------------------------------------------------------------------------------------------
            Name of Separate
            Account and Date                              Policies Funded                               Portfolios
   Established by Board of Directors                    by Separate Account                       Applicable to Policies
------------------------------------------------------------------------------------------------------------------------------
American General Life Insurance Company      Platinum Investor I Flexible Premium Life      MFS Emerging Growth Series
         Separate Account VL-R                            Insurance Policy                  MFS Research Series
             (May 1, 1997)                             Policy Form No. 97600                MFS Capital Opportunities Series
                                                                                            MFS New Discovery Series

                                             Platinum Investor II Flexible Premium Life
                                                          Insurance Policy
                                                       Policy Form No. 97610

                                                     Corporate America-Variable
                                                       Life Insurance Policy
                                                       Policy Form No. 99301

                                                Platinum Investor Survivor Variable
                                                       Life Insurance Policy
                                                       Policy Form No. 99206

                                                       Platinum Investor III
                                                       Flexible Premium Life
                                                          Insurance Policy
                                                       Policy Form No. 00600

                                                   Platinum Investor Survivor II
                                                   Variable Life Insurance Policy
                                                      Policy Form No. 01206

                                                       Platinum Investor PLUS
                                               Flexible Premium Life Insurance Policy
                                                      Policy Form No. 02600

                                                   Platinum Investor FlexDirector
                                          Flexible Premium Variable Life Insurance Policy
                                                      Policy Form No. 03601
                                                  (effective February 12, 2004)

                                                        Platinum Investor IV
                                          Flexible Premium Variable Life Insurance Policy
                                                      Policy Form No. 04604
                                                   (effective January 1, 2005)

                                                        Legacy Plus Variable                MFS Emerging Growth Series
                                                       Life Insurance Policy
                                                       Policy Form No. 98615

                                                        The One VUL Solution                MFS Investors Trust Series
                                                   Variable Life Insurance Policy
                                                       Policy Form No. 99615
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
            Name of Separate
            Account and Date                              Policies Funded                               Portfolios
   Established by Board of Directors                    by Separate Account                       Applicable to Policies
------------------------------------------------------------------------------------------------------------------------------
American General Life Insurance Company                    AG Legacy Plus                   MFS Emerging Growth Series
         Separate Account VL-R                     Variable Life Insurance Policy           MFS New Discovery Series
              (May 1, 1997)                            Policy Form No. 99616                MFS Total Return Series
------------------------------------------------------------------------------------------------------------------------------

American General Life Insurance Company          Platinum Investor Variable Annuity         MFS Emerging Growth Series
           Separate Account D                            Contract No. 98020                 MFS Research Series
          (November 19, 1973)                                                               MFS Capital Opportunities Series
                                                    Platinum Investor Immediate             MFS New Discovery Series
                                                          Variable Annuity
                                                         Contract No. 03017
                                                   (effective January 15, 2004)
------------------------------------------------------------------------------------------------------------------------------

American General Life Insurance Company          EquiBuilder II and EquiBuilder III         Fidelity VIP Money Market
         Separate Account VUL-2                         VUL Flexible Premium                Fidelity VIP High Income
            (April 9, 1991)                  Variable Universal Life Insurance Policies     Fidelity VIP Equity-Income
                                                       Policy Form No. T1735                Fidelity VIP Growth
                                                                                            Fidelity VIP Overseas
                                                                                            Fidelity VIP Investment Grade Bond
                                                                                            Fidelity VIP Asset Manager
                                                                                            Fidelity VIP Index 500
                                                                                            Fidelity VIP Asset Manager: Growth
                                                                                            Fidelity VIP Contrafund
                                                                                            MFS Emerging Growth Series
                                                                                            MFS Research Series
                                                                                            MFS Investors Trust Series
                                                                                            MFS Total Return Series
                                                                                            MFS Utilities Series
                                                                                            MFS Capital Opportunities Series
------------------------------------------------------------------------------------------------------------------------------

American General Life Insurance Company                    The Chairman VA                  Fidelity VIP Money Market
         Separate Account VA-1                          Combination Fixed and               Fidelity VIP High Income
             (May 22, 1996)                           Variable Annuity Contract             Fidelity VIP Equity-Income
                                                    Contract Nos. T1575 and T1575Z          Fidelity VIP Growth
                                                                                            Fidelity VIP Overseas
                                                                                            Fidelity VIP Investment Grade Bond
                                                                                            Fidelity VIP Asset Manager
                                                                                            Fidelity VIP Index 500
                                                                                            Fidelity VIP Contrafund
                                                                                            MFS Emerging Growth Series
                                                                                            MFS Research Series
                                                                                            MFS Investors Trust Series
                                                                                            MFS Total  Return Series
                                                                                            MFS Utilities Series
                                                                                            MFS Capital Opportunities Series
------------------------------------------------------------------------------------------------------------------------------